Cost of Sales	12 Months Ended
Dec. 31, 2025
Cost Of Sales [Abstract]
Cost of Sales

7. Cost of sales

Cost of sales is detailed as follows:

	For the year ended December 31,
	2025	2024	2023
	(EUR thousand)
Cost of materials	391,937	427,800	381,141
Direct industrial labor	173,802	153,174	150,036
Indirect industrial labor	84,466	82,501	72,229
Industrial depreciation and amortization	74,783	65,176	64,700
Impairment of PPE	1,221	2,616	—
Other costs of sales	116,197	70,450	77,355
Total Cost of sales	842,406	801,717	745,461

Cost of sales primarily consists of raw materials, components, direct and indirect labor, and other production and distribution costs incurred in the manufacture and delivery of our products and services. Cost of sales also includes depreciation and amortization of EUR 74,783 thousand (respectively EUR 65,176 thousand in 2024 and EUR 64,700 thousand in 2023) as well as industrial capitalized costs related to machinery and equipment built internally within the Group, subcontracting activities and industrial overheads. For the year ended December 31, 2025, cost of sales included an impairment loss of EUR 1,221 thousand associated with (i) machinery that has been retired from active use in our production processes and (ii) a project previously classified within assets under construction that will no longer be carried forward. For the year ended December 31, 2024, cost of sales included an impairment loss of EUR 2,616 thousand resulting from the write-down of a facility in Zhangjiagang, China, to its estimated recoverable amount.

In 2025, the Group reassessed the expected useful life of certain injection molding machinery used in the production of plastic parts taking into consideration the elapsed life of the assets, factors affecting their useful life, production cycles, and technical and functional obsolescence. Based on a technical appraisal, the expected useful lives for the injection molding machines were extended from a range of 6 to 11 years, depending on the specific asset, to 12 years. The change in expected useful lives was accounted for as a change in accounting estimate starting from January 1, 2025. The resulting reduction in depreciation expense for the year ended 2025 was approximately EUR 2.5 million. In addition, in the second quarter 2024, the Group reassessed the expected useful life of certain machinery installed in the Italian facilities considering the limited impact of extraordinary maintenance performed over time on these assets, their first installation and their continuing functioning. Effective April 1, 2024, the expected useful lives for the machinery pertaining to our bulk production and to our EZ-fill® production were extended from 6.7 years to 15 years and 12 years, respectively, resulting in an estimated reduction in depreciation expense of approximately EUR 14.5 million in 2024 and approximately EUR 4.5 million in 2025.

For the year ended December 31, 2023, cost of sales benefited from EUR 2,886 thousand granted by the Italian government to help businesses offset the significant rise in utilities costs. The grants, which subsidized the price increases from electricity and natural gas consumed during the period, were in effect through the second quarter of 2023.